Exhibit 99.2
                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            ---------------------------------------------
In connection with the Annual Report of John B. Sanfilippo & Son, Inc. (the "Company") on Form 10-K for the period ending June 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Valentine, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

  (1)  the Report fully complies with the requirements of
       section 13(a) or 15(d) of the Securities Exchange Act of 1934;
       and

  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Michael J. Valentine
                                        ------------------------
                                        Executive Vice President
                                        Finance, Chief Financial
                                        Officer and Secretary
September 13, 2002